                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                               (Amendment No.   )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                        CNB HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of the transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials:
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount previously paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

Notes:

                                     [LOGO]

                                October 2, 1998

Dear Shareholder:

    On behalf of the Board of Directors and Management of CNB Holdings, Inc., I cordially invite you to the Meeting of Shareholders to be held on Wednesday, October 21, 1998, at 10:00 a.m. at the Camerron City Club, 1000 Northfield Court, Roswell, Georgia.

    Matters to come before the shareholders at the Meeting will include the approval of the Company's Amended and Restated 1998 Non Qualified Stock Option Plan and Amended and Restated 1998 Incentive Stock Option Plan and the ratification of the appointment of the Company's independent auditors.

    The accompanying Proxy Statement includes a formal notice of the Shareholders' Meeting, a description of the benefit plans to be approved, and other information concerning the Meeting.

    A form of proxy is enclosed, and you are urged to complete, sign and return it to CNB Holdings, Inc. as soon as possible in the enclosed, postage prepaid envelope. If you attend the Meeting in person, you may revoke your proxy at that time simply by requesting the right to vote in person. Please direct any questions you may have with respect to the enclosed material to W. David Sweatt, Chairman of the Company's Board of Directors, at (770) 643-4502.

    I look forward to welcoming you at the meeting.

                                          Sincerely,

                                          /s/ H. N. PADGET, JR.

                                          H. N. Padget, Jr.
                                          President and Chief Executive Officer

                               CNB HOLDINGS, INC.
                      7855 NORTH POINT PARKWAY, SUITE 200
                           ALPHARETTA, GEORGIA 30022

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                     TO BE HELD WEDNESDAY, OCTOBER 21, 1998

                            ------------------------

    NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Shareholders' Meeting" or "Meeting") of CNB Holdings, Inc., a Georgia corporation (the "Company"), will be held on Wednesday, October 21, 1998, at 10:00 a.m., local time, at the Camerron City Club, 1000 Northfield Court, Roswell, Georgia, for the following purposes:

 1. To approve the Amended and Restated CNB Holdings, Inc. 1998 Non Qualified Stock Option Plan;

 2. To approve the Amended and Restated CNB Holdings, Inc. 1998 Incentive Stock Option Plan;

 3. To ratify the appointment of BDO Seidman, LLP as the Company's independent auditors; and

 4. To transact such other business as may properly come before the Shareholders' Meeting or any adjournments thereof.

    The Board of Directors has fixed the close of business on September 30, 1998, as the record date for determining the shareholders entitled to notice of, and to vote at, the Shareholders' Meeting or any adjournments thereof. A list of such shareholders will be available for inspection at the Meeting.

    Detailed information relating to the above matters is set forth in the accompanying Proxy Statement dated October 2, 1998. Whether or not you expect to attend the Meeting in person, please mark, sign, date and return the enclosed proxy card in the accompanying postage-prepaid envelope as promptly as possible. If you do attend the Meeting in person, you may, of course, withdraw your proxy should you wish to vote in person.

                                    By Order of the Board of Directors,

                                    /s/ H. N. PADGET, JR.

                                    H. N. PADGET, JR.
                                    President and Chief Executive Officer

Alpharetta, Georgia
October 2, 1998

                               CNB HOLDINGS, INC.
                      7855 NORTH POINT PARKWAY, SUITE 200
                           ALPHARETTA, GEORGIA 30022

                            ------------------------

                                PROXY STATEMENT
                        FOR THE MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 21, 1998

                            ------------------------

                              GENERAL INFORMATION

    This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of CNB Holdings, Inc., a Georgia corporation (the "Company"), for use at the Meeting of Shareholders (the "Shareholders' Meeting" or "Meeting") to be held at 10:00 a.m., local time, on Wednesday, October 21, 1998, at the Camerron City Club, 1000 Northfield Court, Roswell, Georgia, and at any and all adjournments thereof.

    A proxy delivered pursuant to this solicitation is revocable at the option of the person giving the same at any time before it is exercised. A proxy may be revoked, prior to its exercise, by executing and delivering a later dated proxy card, by delivering written notice of the revocation of the proxy to the Company prior to the Shareholders' Meeting, or by attending and voting at the Meeting. Attendance at the Meeting, in and of itself, will not constitute a revocation of a proxy. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the shareholder's directions if the proxy is duly executed and returned prior to the Meeting. If the enclosed proxy is duly executed and returned prior to the Meeting but no directions are specified, the shares will be voted "FOR" the approval of the Amended and Restated CNB Holdings, Inc. 1998 Non Qualified Stock Option Plan, "FOR" the approval of the Amended and Restated CNB Holdings, Inc. 1998 Incentive Stock Option Plan, "FOR" ratification of the appointment of BDO Seidman, LLP as the Company's independent auditors, and in accordance with the discretion of the named proxies on other matters properly brought before the Meeting. Any written notice revoking a proxy should be sent to: CNB Holdings, Inc., 7855 North Point Parkway, Suite 200, Alpharetta, Georgia 30022, Attention: Chief Financial Officer.

    The expense of preparing, printing and mailing this Proxy Statement and soliciting the proxies sought hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company or its subsidiary Chattahoochee National Bank (the "Bank"), who will not receive additional compensation therefor, in person, or by telephone, facsimile transmission or other electronic means. The Company also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of the Company's Common Stock, $1.00 par value (the "Common Stock"), as of the record date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

    This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about October 2, 1998.

                  OUTSTANDING VOTING SECURITIES OF THE COMPANY
                         AND PRINCIPAL HOLDERS THEREOF

    The Company is authorized to issue up to ten million (10,000,000) shares of Common Stock and up to ten million (10,000,000) shares of preferred stock, no par value ("Preferred Stock"). At September 30, 1998, the Company had 1,235,000 shares of Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding. Each share of Common Stock entitles the holder to one vote on matters submitted to the shareholders. Only shareholders of record at the close of business on September 30, 1998 (the "Record Date") will be entitled to notice of, and to vote at, the Shareholders' Meeting.

    The following table sets forth certain information with respect to the beneficial ownership, as of September 30, 1998, of shares of Common Stock by (a) each person known by the Company to be the beneficial owner of more than five percent of the outstanding Company's Common Stock, (b) each of the Company's directors, (c) the Company's named executive officer, as defined herein, and (d) all directors and executive officers of the Company as a group, and the percentage of the outstanding shares of Common Stock represented thereby. Except as noted below, the Company believes that each of the persons listed has sole investment and voting power with respect to the shares included in the table.

                                                                AMOUNT AND NATURE
                                                                  OF BENEFICIAL      PERCENT OF
NAME OF BENEFICIAL OWNER                                         OWNERSHIP(1)(2)      CLASS (1)
--------------------------------------------------------------  ------------------  -------------
Patricia R. Grimes............................................          12,500              1.0%
Heber N. Padget, Sr...........................................          31,000(3)           2.5%
John A. Pond..................................................          20,000(4)           1.6%
Reid W. Simmons...............................................          12,500(5)           1.0%
W. David Sweatt...............................................          92,900(6)           7.5%
David R. Hink.................................................          15,000              1.2%
Mary E. Johnson...............................................          12,500              1.0%
Robert W. Johnston............................................          10,000                *
H. N. Padget, Jr..............................................          18,000(7)           1.5%
Michael L. Aldredge...........................................          11,000(8)             *
C. Dan Alford.................................................          10,000                *
William H. Groce, Jr..........................................          15,000              1.2%
W. Darrell Sumner.............................................          10,000                *
Valerie Donnell...............................................             250                *
All directors and executive officers as a group (14
  persons)....................................................         265,650             21.4%

------------------------

*   Represents holdings of less than 1%.

(1) The information contained in this table with respect to Common Stock ownership reflects "beneficial ownership" as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Information with respect to beneficial ownership is based upon information furnished by each owner.

(2) With respect to certain of the individual executive officers listed in the table and the aggregate number of shares held by the directors and executive officers as a group, the number of shares indicated includes shares of the Company's Common Stock that the individual has the right to acquire on or before November 29, 1998 (60 days from September 30, 1998), through the exercise of options granted under the Company's 1998 Incentive Stock Option Plan. The number of shares underlying options that may be exercised as of November 29, 1998 is as follows: (i) H.N. Padget, Jr.--6,000 shares; (ii) Mr. Sweatt--3,000 shares; and (iii) all directors and executive officers as a group--9,000 shares. Under the Commission's rules, a person is also deemed to be the beneficial owner of any securities owned by such person's spouse, children or relatives living in the same household. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.

(3) Includes 500 shares held by the spouse of Heber N. Padget, Sr. and an aggregate of 5,000 shares held by Heber N. Padget, Sr. and his spouse as custodian for their grandchildren. Mr. Padget, Sr. shares investment and voting power over such shares with his spouse.

(4) Includes an aggregate of 3,000 shares held by Mr. Pond's children.

(5) Includes 12,400 shares held by Simmons Investments, L.P., of which Mr. Simmons is a general partner.

(6) Includes 15,000 shares held by Mr. Sweatt's spouse and an aggregate of 10,000 shares held by Mr. Sweatt's spouse as custodian for their minor children as to which Mr. Sweatt shares voting and investment power with his spouse. Also includes 3,000 shares issuable upon exercise of stock options that may be exercised within 60 days of September 30, 1998.

(7) Includes an aggregate of 5,000 shares held by the children of H.N. Padget, Jr., as to which Mr. Padget disclaims beneficial ownership and 6,000 shares issuable upon exercise of stock options that may be exercised within 60 days of September 30, 1998.

(8) Includes 1,000 shares held by Mr. Aldredge as custodian for his minor children.

                                 PROPOSAL NO. 1
            APPROVAL OF THE CNB HOLDINGS, INC. AMENDED AND RESTATED
                      1998 NON QUALIFIED STOCK OPTION PLAN

    On May 20, 1998, the Board of Directors and the initial shareholders of the Company adopted and approved the CNB Holdings, Inc. 1998 Non Qualified Stock Option Plan. The Non Qualified Plan provides for the grant to certain key employees and directors of options to purchase shares of Common Stock, which options shall be non-qualified stock options ("NQSOs"). On August 19, 1998 and September 30, 1998, the Board of Directors amended certain provisions of the Non Qualified Plan as described below, subject to subsequent approval by the Company's shareholders.

    At the Shareholders' Meeting, shareholders of the Company are being requested to consider and approve the adoption of the Non Qualified Plan, as amended (the "Non Qualified Plan"). The essential features of the Non Qualified Plan, as amended, are outlined below. The following summary is qualified in its entirety by reference to the specific provisions of the Amended and Restated 1998 Non Qualified Plan, the full text of which is attached hereto as Annex A.

PURPOSE OF THE NON QUALIFIED STOCK OPTION PLAN

    The purpose of the Non Qualified Plan is to attract, retain and compensate key personnel and directors of the Company and the Bank through the grant of options.

MAJOR PROVISIONS OF THE NON QUALIFIED STOCK OPTION PLAN

    The major provisions of the Non Qualified Plan are as follows:

    SHARES SUBJECT TO THE PLAN. The Non Qualified Plan as originally adopted reserved an aggregate of 40,000 shares of Common Stock for issuance upon exercise of options granted to eligible participants. On August 19, 1998, the Board of Directors amended the Non Qualified Plan, subject to approval by the Company's shareholders, to increase the maximum number of shares subject to the plan to 185,000. In general, if any award granted under the Non Qualified Plan expires, terminates, is forfeited or is canceled for any reason, the shares of Common Stock allocable to such award may again be made subject to an award granted under the Non Qualified Plan.

    ELIGIBILITY. Options may be granted to any key employee, including employees who are also directors of the Company. On August 19, 1998, the Board of Directors amended the Non Qualified Plan, subject to shareholder approval, to allow for the grant of options to any of the directors of the Company. As of September 30 1998, 23 officers, directors and other key employees of the Company were eligible to participate in the Non Qualified Plan.

    ADMINISTRATION. The Non Qualified Plan will be administered by the Board of Directors of the Company. The Board of Directors will have the authority to select the key employees of the Company and the Bank to whom awards may be granted, to determine the terms of each award, to interpret the provisions of the Non Qualified Plan and to make all other determinations that it may deem necessary or advisable for the administration of the Non Qualified Plan.

    AWARDS. The Board of Directors will determine which eligible individuals shall be granted options under the Non Qualified Plan, the timing and terms of such grants and the number of shares subject to such options. Awards may be granted subject to a vesting requirement. The exercise price of the stock options must at least equal the fair market value of the underlying Common Stock on the date of the grant.

    TERMS AND CONDITIONS OF OPTIONS. To receive an award under the Non Qualified Plan, an award agreement must be executed which specifies the type of award to be granted, the number of shares of Common Stock to which the award relates, the terms and conditions of the award, the date granted, the price at which the shares of Common Stock subject to the option may be purchased and the date(s) on which the option becomes exercisable. The Board may, in its discretion, include in any option granted a condition that the key employee agrees to remain in the employ of and render services to the Company or the Bank for a period of time specified in the agreement.

    The full exercise price for all shares of Common Stock purchased upon the exercise of options granted under the Non Qualified Plan must be paid in cash at the time of exercise. On September 30, 1998, the Board of Directors amended the Non Qualified Plan to allow for payment of the exercise price with mature shares of the Company's Common Stock having a fair market value equal to the aggregate exercise price. Options granted to participants under the Non Qualified Plan may remain outstanding and exercisable for ten years from the date of grant or such lesser period as the Board of Directors may determine. The Board may provide in any stock option agreement that if a participant ceases to be employed by or serve as a director of the Company or the Bank, his or her unexercised options shall immediately terminate and will be of no further force or effect.

    AMENDMENT AND TERMINATION. The Non Qualified Plan expires ten years after its adoption, unless sooner terminated by the Board of Directors. The Board of Directors has authority to amend the Non Qualified Plan in such manner as it deems advisable. The Non Qualified Plan provides for appropriate adjustment, as determined by the Board of Directors, in the number and kind of shares subject to unexercised options, in the event of any change in the outstanding shares of Common Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    A participant will generally recognize no taxable income as the result of the grant of a NQSO, assuming that the NQSO does not have a readily ascertainable fair market value at the time it is granted (which is usually the case with plans of this type). Upon exercise of a NQSO, an optionee will normally recognize ordinary compensation income for federal tax purposes equal to the excess, if any, of the then fair market value of the shares over the exercise price. The optionee will be required to satisfy any tax withholding requirements applicable to such income.

    The Company will generally be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the exercising optionee, so long as the amount of the optionee's total compensation is deemed reasonable.

    Upon the sale of shares acquired pursuant to the exercise of a NQSO, any difference between the sale price and the fair market value of the shares on the date of exercise will be treated as capital gain or loss (long-term or short-term, depending on the length of time the shares have been held).

    The Board of Directors recommends that the shareholders vote FOR the approval of the Amended and Restated 1998 Non Qualified Stock Option Plan.

                                 PROPOSAL NO. 2
            APPROVAL OF THE CNB HOLDINGS, INC. AMENDED AND RESTATED
                        1998 INCENTIVE STOCK OPTION PLAN

    On May 20, 1998, the Board of Directors and initial shareholders of the Company adopted and approved the CNB Holdings, Inc. 1998 Incentive Stock Option Plan. The Incentive Stock Option Plan provides key senior officers, key officers, and other key employees of the Company and the Bank an opportunity to purchase shares of the Common Stock pursuant to options which may qualify as incentive stock options ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). On August 19, 1998 and September 30, 1998, the Board of Directors amended certain provisions of the Incentive Stock Option Plan as described below, subject to subsequent approval by the Company's shareholders.

    At the Shareholders' Meeting, shareholders of the Company are being requested to consider and approve the adoption of the Incentive Stock Option Plan, as amended (the "Incentive Stock Option Plan"). The essential features of the Incentive Stock Option Plan, as amended, are summarized below. This summary is qualified in its entirety by reference to the specific provisions of the Incentive Stock Option Plan, the full text of which is attached hereto as Annex B.

PURPOSE OF THE INCENTIVE STOCK OPTION PLAN

    The Incentive Stock Option Plan was adopted to promote equity ownership of the Company by key senior officers, key officers and other key employees of the Company and the Bank, to increase their proprietary interest in the success of the Company and to encourage them to remain in the employ of the Company.

MAJOR PROVISIONS OF THE INCENTIVE STOCK OPTION PLAN

    SHARES SUBJECT TO THE PLAN. The Incentive Stock Option Plan as originally adopted reserved an aggregate of 60,000 shares of Common Stock for issuance upon exercise of options granted to eligible participants. On August 19, 1998, the Board of Directors amended the Incentive Stock Option Plan, subject to approval by the Company's shareholders, to increase the maximum number of shares subject to the plan to 115,000. In general, if any award granted under the Incentive Stock Option Plan expires, terminates, is forfeited or is canceled for any reason, the shares of Common Stock allocable to such award may again be made subject to an award granted under the Incentive Stock Option Plan.

    ELIGIBILITY. Key senior officers, key officers and other key employees of the Company and the Bank are eligible to receive grants under the Incentive Stock Option Plan. Options may be granted under the plan only to persons who are employed by the Company or one of its subsidiaries at the time of the grant. Employees who also serve on the Board of Directors of the Company will not be ineligible for grants under the plan unless such director's vote is required to secure a majority vote in favor of the grant of such person's options. As of September 30, 1998, 12 officers and other key employees were eligible to participate in the Non Qualified Plan.

    ADMINISTRATION. The Incentive Stock Option Plan will be administered by the Company's Compensation Committee, which is comprised of at least two non-employee directors appointed by the Company's Board of Directors, or the Board of Directors in the event that there is not a Compensation Committee established at any time during the term of any option granted under the Incentive Stock Option Plan. The Compensation Committee or the Board of Directors, as the case may be, will have the authority to select the key senior officers, key officers and other key employees of the Company and the Bank to whom awards may be granted, to determine the terms of each award, to interpret the provisions of the Incentive Stock Option Plan and to make all other determinations that it may deem necessary or advisable for the administration of the Incentive Stock Option Plan.

    AWARDS. The Incentive Stock Option Plan provides for the grant of "incentive stock options," as defined under Section 422(b) of the Code. Awards may be granted subject to a vesting requirement and may become fully vested upon a merger or change of control of the Company or may apply with appropriate adjustments as determined by the Compensation Committee to the securities of the resulting corporation. The exercise price of incentive stock options must at least equal the fair market value of the Common Stock subject to the option (determined as provided in the Incentive Stock Option Plan) on the date the option is granted. For purposes of the Incentive Stock Option Plan, "fair market value" is the mean between the high "bid" and low "asked" prices of the Common Stock in the over-the-counter market on the day on which the grant is made.

    An incentive stock option granted under the Incentive Stock Option Plan to an employee owning more than 10% of the total combined voting power or value of all classes of capital stock of the Company or of any parent or subsidiary corporation of the Company is subject to the further restriction that such option must have an exercise price of at least 110% of the fair market value of the shares of Common Stock, issuable upon exercise of the option (determined as of the date the option is granted) and may not have an exercise term of more than five years from the date the option is granted. Incentive stock options are also subject to the further restriction that the aggregate fair market value (determined as of the date of grant) of Common Stock as to which any such incentive stock option first becomes exercisable in any calendar year is limited to $100,000 per recipient. To the extent options covering more than $100,000 worth of Common Stock first become exercisable in any one calendar year, the excess will be nonstatutory options. For purposes of determining which, if any, options have been granted in excess of the $100,000 limit, options will be considered to become exercisable in the order granted.

    TERMS AND CONDITIONS OF OPTIONS. To receive an award under the Incentive Stock Option Plan, an award agreement must be executed which specifies the type of award to be granted, the number of shares of Common Stock to which the award relates, the terms and conditions of the award and the date granted. The award agreement will also specify the price at which the shares of Common Stock subject to the option may be purchased and the date(s) on which the option becomes exercisable.

    The full exercise price for all shares of Common Stock purchased upon the exercise of options granted under the Incentive Stock Option Plan must be paid in cash or personal check. On September 30, 1998, the Board of Directors amended the Incentive Stock Option Plan to allow for payment of the exercise price with mature shares of the Company's Common Stock having a fair market value equal to the aggregate exercise price. Incentive stock options granted to employees under the Incentive Stock Option Plan may remain outstanding and exercisable for 10 years from the date of grant or until the expiration of 90 days (or such lesser period as the Compensation Committee may determine) from the date on which the person to whom they were granted ceases to be employed by the Company. The Board of Directors, upon recommendation of the Compensation Committee, shall determine whether options granted under the Incentive Stock Option Plan are exercisable at any time during the term or in cumulative or non-cumulative installments during the term.

    AMENDMENT AND TERMINATION. The Incentive Stock Option Plan expires ten years after its adoption, unless sooner terminated by the Board of Directors. The Board of Directors has authority to amend the Incentive Stock Option Plan in such manner as it deems advisable. The Incentive Stock Option Plan provides for appropriate adjustment, as determined by the Committee, in the number and kind of shares subject to unexercised options in the event of any change in the outstanding shares of Common Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    INCENTIVE STOCK OPTIONS. If an option under the Incentive Stock Option Plan is treated as an ISO, the optionee generally recognizes no regular taxable income as the result of the grant or exercise of the ISO. However, an amount equal to the difference between the fair market value of the stock on the date of exercise and the exercise price is classified as an item of alternative minimum taxable income in the year of exercise for purposes of the alternative minimum tax.

    The Company will not be allowed a deduction for federal income tax purposes in connection with the grant or exercise of an ISO, regardless of the applicability of the alternative minimum tax to the optionee. The Company will be entitled to a deduction, however, to the extent that ordinary income is recognized by the optionee upon a disqualifying disposition (as described below).

    Upon a sale or exchange of the shares at least two years after the grant of an ISO and one year after exercise of the ISO, gain or loss will be recognized by the optionee equal to the difference between the sale price and the exercise price. Such gain or loss will be characterized for federal income tax purposes as capital gain or loss (long-term or short-term, depending on the length of time the shares have been held). The Company is not entitled to any deduction under these circumstances.

    If an optionee disposes of shares acquired upon issuance of an ISO prior to completion of either of the above holding periods, the optionee will have made a "disqualifying disposition" of the shares. In such event, the optionee will recognize ordinary income at the time of disposition equal to the difference between the exercise price and the lower of the fair market value of the stock at the date of the ISO exercise or the sale price of the stock. The Company generally will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee on a disqualifying disposition if the optionee's total compensation is deemed reasonable in amount.

    The optionee also will recognize capital gain or loss on such disqualifying disposition in an amount equal to the difference between (i) the amount realized by the optionee upon such disqualifying disposition of the stock and (ii) the exercise price, increased by the total amount of ordinary income, if any, recognized by the optionee upon such disqualifying disposition (as described in the second sentence of the preceding paragraph). Any such capital gain or loss resulting from a disqualifying disposition of shares acquired upon exercise of an ISO will be long-term capital gain or loss if the shares with respect to which such gain or loss is realized have been held for more than twelve months.

    NON-QUALIFIED STOCK OPTIONS. If an option under the Incentive Stock Option Plan is treated as a NQSO, the tax consequences would be same as the tax consequences for eligible participants described under "Certain Federal Income Tax Consequences" set forth in "Proposal No. 1: Approval of the CNB Holdings, Inc. Amended and Restated 1998 Non Qualified Stock Option Plan" above.

    The Board of Directors recommends that shareholders vote FOR the approval of the Amended and Restated 1998 Incentive Stock Option Plan.

NEW PLAN BENEFITS

    The table below sets forth the number of options granted under the Non Qualified Plan and the Incentive Stock Option Plan as of September 30, 1998 to certain specified groups of individuals, assuming shareholder approval of such plans:

                                                                NUMBER OF SHARES UNDERLYING
                                                                          OPTIONS
                                                              --------------------------------
                                                              NON QUALIFIED
                                                              STOCK OPTION       INCENTIVE
NAME AND POSITION                                                 PLAN       STOCK OPTION PLAN
------------------------------------------------------------  -------------  -----------------
H. N. Padget, Jr............................................            0           35,000
  President and Chief Executive Officer
W. David Sweatt.............................................            0           65,000
  Chairman of the Board of Directors
All current executive officers
  as a group (3 persons)....................................            0          102,000
All current directors who are
  not executive officers (11 persons).......................      145,000                0
All employees, including current officers who are not
  executive officers (4 persons)............................            0            3,500

    The amounts and terms of any future stock options to be granted under each of the Non Qualified Plan and the Incentive Stock Option Plan to any eligible participant lie within the authority and discretion of the Board of Directors, and, therefore, are not determinable at this time.

    At September 23, 1998, the price per share of the last trade of the Common Stock in the over-the-counter market was $8.50.

                                 PROPOSAL NO. 3
                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

    Bricker & Melton, P.C. served as the Company's independent public accountants for the fiscal year ended December 31, 1997, and was merged into BDO Seidman, LLP as of March 1, 1998. The Board of Directors has appointed BDO Seidman, LLP to serve as the Company's independent public accountants for the fiscal year ending December 31, 1998. A representative of BDO Seidman, LLP will be available at the Shareholders' Meeting to make a statement if such representative desires to do so and to respond to appropriate questions.

    Although not formally required, the appointment of the independent auditors of the Company has been directed by the Board of Directors to be submitted to the shareholders for ratification as a matter of sound corporate practice. If the shareholders do not ratify the appointment of BDO Seidman, LLP, the appointment of the independent auditors will be reconsidered by the Board of Directors. If the shareholders ratify the appointment, the Board of Directors, in its sole discretion, may still direct the appointment of new independent auditors at any time during the 1998 fiscal year if the Board of Directors believes that such a change would be in the best interests of the Company.

    The Board of Directors recommends that the shareholders vote FOR the ratification of the appointment of BDO Seidman, LLP as the Company's independent public accountants.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

    The following table sets forth information with respect to all compensation paid or accrued for the 1997 fiscal year for H. N. Padget, Jr., the Company's President and Chief Executive Officer (referred to herein as the "named executive officer"). No other executive officer of the Company or the Bank was paid $100,000 or more in salary, bonus and directors' fees during the year ended December 31, 1997.

SUMMARY COMPENSATION TABLE

                                                                               ANNUAL COMPENSATION
                                                                               --------------------
                                                                    FISCAL
NAME AND PRINCIPAL POSITION                                          YEAR       SALARY      BONUS
----------------------------------------------------------------  -----------  ---------  ---------
H. N. Padget, Jr................................................        1997   $  20,833  $       0
  President and Chief
    Executive Officer

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
  ARRANGEMENTS

    On November 1, 1997, the Company and the Bank entered into an employment agreement with H. N. Padget, Jr. regarding Mr. Padget's employment as President and Chief Executive Officer of the Company (the "Employment Agreement"). Under the terms of the Employment Agreement, Mr. Padget will receive a salary of $125,000 per year with a 2 1/2% increase per year on the anniversary date of the opening of the Bank. The Employment Agreement provides that at the end of each year of operation, Mr. Padget will be entitled to receive a cash bonus based on a performance matrix established against certain budgets set by the Company. The maximum cash bonus that may be paid in the initial organizational stages of the Bank is $25,000. Additionally, the Employment Agreement provides that the Company will grant Mr. Padget incentive stock options to purchase shares of Common Stock, subject to achieving certain performance targets. On August 19, Mr. Padget received grants of 30,000 performance-based incentive stock options and 5,000 incentive stock options. Pursuant to the Employment Agreement, the Company has also provided an automobile to be used by Mr. Padget. The period of employment commenced as of the date the Bank received the opening letter from the OCC and continues for a period of 36 months thereafter except in the event of Mr. Padget's death. The employment may be terminated (i) at the election of the Bank and the Company for cause; (ii) at Mr. Padget's election, upon the Bank and the Company's breach of any material provision of the Employment Agreement; or (iii) upon Mr. Padget's death or disability. In the event that Mr. Padget's employment is terminated by the Company without cause, (a) the Company will be required to meet its obligations under the Employment Agreement for a period of 12 months from the date of termination with respect to Mr. Padget's compensation and health and dental insurance coverage, and (b) Mr. Padget will be prohibited from competing with the Bank or soliciting its customers or employees within the geographic area set forth in the Employment Agreement for a period of 12 months from the date of termination.

DIRECTOR COMPENSATION

    The directors of the Company and the Bank, do not intend to be separately compensated in cash for their services as directors until the Company's and the Bank's net profits exceed their net losses since inception on a cumulative basis. During the organization of the Bank and the Company, Directors of the Company and the Bank were not compensated for their services as directors or for serving on any committees of the Board of Directors. On August 19, 1998, the Board of Directors amended the Non Qualified Plan to cover non-employee directors and made individual grants to each of the members of the Board of Directors. If the shareholders of the Company approve the Non Qualified Plan at the Meeting, non-employee directors will be therefore be entitled to receive options to purchase shares of the

Company's Common Stock in consideration of past service as directors and as a means of attracting and retaining qualified individuals to serve on the Board of Directors. See "Proposal No. 1: Approval of the CNB Holdings, Inc. Amended and Restated 1998 Non Qualified Stock Option Plan."

                                 OTHER MATTERS

    The Board of Directors knows of no other matters to be brought before the Meeting. However, if any other matters are properly brought before the Meeting, it is the intention of the named proxies in the accompanying proxy to vote in accordance with their judgment on such matters.

                              VOTING REQUIREMENTS

    Under Georgia law and pursuant to the bylaws of the Company, the presence, in person or by proxy, of the holders of more than fifty percent (50%) of the outstanding Common Stock entitled to vote is necessary to constitute a quorum for purposes of shareholder action. For these purposes, shares which are present or represented by proxy at the Shareholders' Meeting will be counted in determining whether a quorum has been constituted, regardless of whether the holder of the shares or the proxy abstains from voting on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority.

    With regard to Proposal No. 1, the approval of the Non Qualified Plan, Proposal No. 2, the approval of the Incentive Stock Option Plan, and Proposal No. 3, the ratification of independent public accountants, votes may be cast for or against each individual matter, or shareholders may abstain from voting on each individual matter. Approval of such matter requires the affirmative vote of at least a majority of the shares of Common Stock present or represented by proxy at the meeting and entitled to vote. Therefore, abstentions and broker non-votes will have the effect of votes against the approval of such matter.

    If no directions are specified in any duly signed and dated proxy card received by the Company, the shares represented by that proxy card will be counted as present for quorum purposes and will be voted by the named proxies FOR the approval of the Non Qualified Plan, FOR the approval of the Incentive Stock Option Plan, FOR the ratification of the appointment of BDO Seidman, LLP as the Company's independent public accountants, and in accordance with the discretion of the named proxies on other matters properly brought before the Meeting.

                             SHAREHOLDER PROPOSALS

    Any shareholder proposal intended to be presented at the 1999 Annual Meeting of Shareholders and to be included in the Company's proxy statement and form of proxy relating to such meeting must be received by the Company no later than December 31, 1998. Any such proposal must comply in all respects with the rules and regulations of the Commission.

                                        By Order of the Board of Directors

                                        H. N. PADGET, JR.

                                        President and Chief Executive Officer

Alpharetta, Georgia

October 2, 1998

                                    ANNEX A

                    AMENDED AND RESTATED CNB HOLDINGS, INC.
                      1998 NON QUALIFIED STOCK OPTION PLAN

A.  Purpose and Scope

    The purpose of this Plan is to attract, retain and compensate key personnel of the Company through the grant of options to purchase shares of the Company's common stock.

B.  Definitions

    Unless otherwise required by the context:

    1. "Board" shall mean the Board of Directors of the Company.

    2. "Company" shall mean CNB Holdings, Inc., a Georgia corporation, or any parent or subsidiary.

    3. "Code" shall mean the Internal Revenue Code of 1986, as amended.

    4. "Option" shall mean a right to purchase Stock granted pursuant to the Plan.

    5. "Option Price" shall mean the purchase price for Stock under an Option, as determined in Section F below.

    6. "Participant" shall mean an employee of the Company to whom an Option is granted under the Plan.

    7. "Plan" shall mean this Amended and Restated CNB Holdings, Inc. 1998 Non Qualified Stock Option Plan.

    8. "Stock" shall mean the common stock, One Dollar ($1.00) par value, of the Company.

C.  Stock to be Optioned

    Subject to the provision of Section M of this Plan, the maximum number of shares of Stock that may be optioned or sold under the Plan is 185,000 shares. Such shares may be treasury, or authorized, but unissued, shares of Stock of the Company.

D.  Administration

    The Plan shall be administered by the Board. The Board shall be responsible for the operation of the Plan with respect to participation in the Plan by employees of the Company, and with respect to the extent of that participation. The interpretation and construction of any provision of the Plan by the Board shall be final. No member of the Board shall be liable for any action or determination made by him in good faith.

E.  Eligibility

    The Board may grant Options to any director or key employee (including an employee who is a director or an officer) of the Company. Options may be awarded by the Board at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Board shall determine. Options granted at different times need not contain similar provisions. Any reference below in the Plan to "employee" or "employment" with the Company shall also be deemed to include "director" or "service to the Company as a director," respectively.

F.  Option Price

    The purchase price for Stock under each Option shall be the fair market value of the underlying Stock on the date of the grant.

G.  Terms and Conditions of Options

    Options granted pursuant to the Plan shall be authorized by the Board and shall be evidenced by agreements in such form as the Board shall from time to time approve. Such agreements shall comply with and be subject to the following terms and conditions:

    1. EMPLOYMENT AGREEMENT. The Board may, in its discretion, include in any Option granted under the Plan a condition that the Participant shall agree to remain in the employ of, and to render services to, the Company for a period of time specified in the Option agreement following the date the Option is granted. No such agreement shall impose upon the Company, however, any obligation to employ the Participant for any period of time.

    2. TIME AND METHOD OF PAYMENT. The Option Price shall be paid in full (i) in cash or (ii) by delivery of mature shares of Stock having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise at the time an Option is exercised under the Plan. Otherwise, an exercise of any Option granted under the Plan shall be invalid and of no effect. Promptly after the exercise of an Option and the payment of the full Option Price, the Participant shall be entitled to the issuance of a stock certificate evidencing his ownership of such Stock. A Participant shall have none of the rights of a shareholder until shares are issued to him, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

    3. NUMBER OF SHARES. Each Option shall state the total number of shares of Stock to which it pertains.

    4. OPTION PERIOD AND LIMITATIONS ON EXERCISE OF OPTIONS. The Board may, in its discretion, provide that an Option may not be exercised in whole or in part for any period or periods of time specified in the Option agreement. Except as provided in the Option agreement, an Option may be exercised in whole or in part at any time during its term. No Option may be exercised: (i) after the expiration of ten years from the date it is granted; (ii) for a fractional share of Stock. Notwithstanding any other provision in this Plan, the Option must be exercised within thirty (30) days after the Company has notified Participant that the Company's primary federal regulator has determined that the Company's capital has fallen below such regulator's requirements or it shall terminate and be of no further effect.

H.  Termination of Employment

    In any Option agreement, the Board may provide that if a Participant ceases to be employed by the Company for any reason, including, but not limited to, the death of the Participant, his Options which have not been exercised as of the date of termination shall immediately terminate and be of no further force and effect.

I.  No Obligations to Exercise Option

    The granting of an Option shall impose no obligation upon the Participant to exercise such Option.

J.  Nonassignability

    Options shall not be transferable and shall be exercisable only by such Participant.

K.  Effect of Change in Stock Subject to the Plan

    The aggregate number of shares of Stock available for Options under the Plan, the shares subject to any Option and the price per share shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Stock subsequent to the effective date of the Plan resulting from (i) a subdivision or consolidation of shares or any other capital adjustment; (ii) the payment of a stock dividend; (iii) other increase or decrease in such shares effected without receipt of consideration by the Company; or (iv) any merger, recapitalization or other form of reorganization or corporate restructuring involving the Company. An Option shall pertain, apply and relate to the securities of any successor in the event of a corporate restructuring, subject to appropriate adjustment.

L.  Amendment and Termination

    The Board, by resolution, may terminate, amend or revise the Plan with respect to any shares as to which Options have not been granted. Neither the Board nor the Committee may, without the consent of the holder of an Option, alter or impair any Option previously granted under the Plan. Unless sooner terminated, the Plan shall remain in effect for a period of ten (10) years from the date of the Plan's adoption by the Board. Termination of the Plan shall not affect any Option previously granted. The Plan shall be binding upon the Company, its successors and assigns.

M. Agreement and Representation of Employees

    As a condition to the exercise of any portion of an Option, the Company may require the person exercising such Option to represent and warrant at the time of such exercise that any shares of Stock acquired at exercise are being acquired only for investment purposes and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such a representation is required under the Securities Act of 1933, as amended, or any other applicable law, regulation or rule of any governmental agency.

N.  Reservation of Shares of Stock

    The Company, during the term of this Plan, will at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction any requisite authority necessary to issue and to sell, the number of shares of Stock that shall be sufficient to satisfy the requirements of this Plan. The inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed necessary by counsel for the Company for the lawful issuance and sale of its Stock hereunder shall relieve the Company of any liability in respect of the failure to issue or sell Stock as to which the requisite authority has not been obtained.

O.  Effective Date of Plan

    The Plan shall be effective from the date that the Plan is approved by the Board.

                                    ANNEX B
                    AMENDED AND RESTATED CNB HOLDINGS, INC.
                        1998 INCENTIVE STOCK OPTION PLAN

    1. PURPOSE. The purpose of the CNB Holdings, Inc. 1998 Incentive Stock Option Plan (the "Plan") is to advance the interests of CNB Holdings, Inc. (the "Company") by encouraging and enabling present and future key employees of the Company and any parent or subsidiary of the Company to acquire a financial interest in the Company through incentive stock options under the Plan. The Company believes that the Plan will also aid the Company and any parent or subsidiary of the Company in attracting and retaining outstanding key employees and in stimulating the efforts of such employees to work for the success of the Company.

    2.  ADMINISTRATION.

        (a) GENERAL. The Plan shall be administered, construed and interpreted by the Compensation Committee (the "Committee") of the Board of Directors of the Company, or if no such committee is established, then by the Board of Directors. In the event that there is not a Committee established at any time during the term of any option granted hereunder, references herein to the Committee shall be interpreted to be references to the Board of Directors.

        (b) GRANT OF OPTIONS. The Committee shall from time to time recommend the persons who shall participate in the Plan and the extent of their participation. The Committee also shall recommend the price to be paid for shares upon the exercise of options granted under the Plan, the period within which each option may be exercised and the terms and conditions of each individual Stock Option Agreement (as defined herein) by and between the Company and the holder of the option. The terms and conditions of each individual Stock Option Agreement shall be consistent with the provisions of the Plan, but the Committee may provide for such additional terms and conditions, not in conflict with the provisions of the Plan, as it deems advisable. All such recommendations by the Committee shall be final upon the approval of the Board of Directors.

        (c) INTERPRETATION OF PLAN. In interpreting the Plan, the Committee and Board of Directors shall be governed by the principles and requirements of sections 421, and 422 and related sections of the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations applicable to incentive stock options and incentive stock option plans. Where applicable, unless otherwise defined, a parent corporation is any corporation in an unbroken chain of corporations ending with the Company if, at the time the option is granted, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. A subsidiary corporation is any corporation in an unbroken chain of corporations beginning with the Company if, at the time the option is granted, each of the corporations, other than the last corporation in the unbroken chain, owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. Such definitions of parent and subsidiary shall be consistent with the definitions of such terms as set forth in Code section 424. All other terms used herein shall have and shall be interpreted as having the meanings set forth in the applicable provisions of the Code. The interpretation and construction by the Committee of any provision of or term used in the Plan or any option granted under the Plan and any determination pursuant to any provision of the Plan or any such option shall be final and conclusive, unless otherwise determined by the Board of Directors. No member of the Committee or Board of Directors shall be liable for any action or determination made in good faith, and members of the Committee and the Board of Directors shall be entitled to indemnification and reimbursement from time to time for expenses incurred in defense of such good faith action or determination.

    3. ELIGIBILITY. Options under the Plan may be granted to key senior officers, key officers and other key employees of the Company or of one or more of any future parents or subsidiaries of the Company who, in the opinion of the Committee, are contributing significantly to the effective management and supervision of the business of the Company or its parents or subsidiaries. Options may be granted under the Plan only to persons who are employed by the Company or one of its parents or subsidiaries at the time of the grant. The fact that an employee is a member of the Board of Directors of the Company shall not make him ineligible for an option grant unless his vote is required to secure a majority vote in favor of the grant of his option. For purposes of the Plan, a person to whom an option is granted under the Plan shall be referred to as a "Grantee".

    4. SHARES SUBJECT TO PLAN. The shares subject to the Plan shall be authorized but unissued or treasury shares of the Company's One Dollar ($1.00) par value common stock (the "Common Stock"). Subject to readjustment in accordance with the provisions of paragraph 6 of the Plan, the maximum number of shares of Common Stock for which options may be granted under the Plan shall be one hundred fifteen thousand (115,000) shares, and the adoption of the Plan by the Board of Directors of the Company shall constitute a reservation of one hundred fifteen thousand (115,000) shares of Common Stock for issuance only upon the exercise of options granted under the Plan. In the event that any outstanding option granted under the Plan for any reason expires or is terminated prior to the end of the period during which options may be granted under the Plan, the shares of Common Stock allocable to the unexercised portion of such option may again be subject in whole or in part to any option granted under the Plan.

    5. TERMS AND CONDITIONS OF OPTIONS. Options granted pursuant to the Plan shall be evidenced by agreements (the "Stock Option Agreements") in such form as the Committee and the Board of Directors shall, consistent with the provisions of Code sections 421 and 422 and related sections of the Code and applicable Treasury Regulations, approve from time to time. Such Stock Option Agreements and the options evidenced thereby shall comply with and be subject to the following terms and conditions:

        (a) NUMBER OF SHARES. Each Stock Option Agreement shall state the total number of shares of Common Stock to which it pertains.

        (b) AMOUNT LIMITATION. A key employee may not be granted incentive stock options which are exercisable for the first time in any one calendar year under the Plan and any other incentive stock option plan of the Company or any parent or subsidiary corporation of the Company for the purchase of Common Stock with an aggregate fair market value of more than One Hundred Thousand Dollars ($100,000) (valued as of the date of grant of the option).

        (c) OPTION PRICE. The option price for each option granted under the Plan shall be the amount determined by the Board of Directors, upon the recommendation of the Committee, but, subject to the provisions of paragraph 5(j) of the Plan, shall not be less than one hundred percent (100%) of the fair market value of the shares of Common Stock subject to the option on the date of grant of the option. The date on which the Board of Directors approves the granting of an option shall be considered the date on which such option is granted. For purposes of the Plan, the "fair market value" of the shares of Common Stock shall be the mean between the high "bid" and the low "asked" prices of the Common Stock in the over-the-counter market on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported. If the Common Stock is not regularly traded in the over-the-counter market but is registered on a national securities exchange, the "fair market value" of the shares of Common Stock shall mean the closing price of the Common Stock on such national securities exchange on the day on which such value is to be determined or, if no shares were traded on such day, on the next preceding day on which shares were traded, as reported by National Quotation Bureau, Incorporated or other national quotation service. If the Common Stock is not regularly traded in the over-the-counter market or registered in a national securities exchange the Committee shall determine the fair market value of the common stock in good faith in accordance with Code section 422(c)(1) and accompanying Treasury Regulations.

        (d) MEDIUM AND TIME OF PAYMENT. The option price shall be payable upon the exercise of an option in (i) cash or (ii) by delivery of mature Shares of Common Stock having a fair market value, determined as of the date of exercise, equal to the aggregate option price payable as a result of such exercise.

        (e) TERM AND EXERCISE. Except as set forth in paragraph 5(j) of the Plan, each option granted under the Plan shall be exercisable by the Grantee only during a term fixed by the Board of Directors upon recommendation of the Committee ending not later than ten (10) years after the date of grant of the option. The Board of Directors upon recommendation of the Committee shall determine whether the option shall be exercisable in full at any time during the term or in cumulative or non-cumulative installments during the term.

        (f) METHOD OF EXERCISE. All options granted under the Plan shall be exercised by written notice directed to the officer of the Company indicated in the Stock Option Agreement at the Company's principal place of business. Such written notice shall specify the form of payment made by the Grantee or his successor as provided by paragraph 5(d) of the Plan and shall be accompanied by payment in full of the option price for the shares for which such option is being exercised. The Company shall make delivery of certificates representing the shares for which an option has been exercised within a reasonable period of time; provided, however, that if any law, regulation or agreement requires the Company to take any action with respect to the shares for which an option has been exercised before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to take such action.

        (g)  EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH.

           (A) TERMINATION OF EMPLOYMENT. Except as otherwise provided in this subparagraph (A) or in subparagraph (B) below, upon termination of the employment of any Grantee with the Company or any parent or subsidiary corporation of the Company for any reason, all options held by the Grantee under the Plan shall immediately terminate. Whether military, government or other service or other leave of absence shall constitute a termination of employment shall be determined in each case by the Committee in its discretion, and any determination by the Committee shall be final and conclusive. The Board of Directors upon recommendation of the Committee at its election may provide in any Stock Option Agreement that the Grantee may exercise an option at any time within three (3) months after the termination of employment of the Grantee with the Company or any parent or subsidiary corporation then employing the Grantee (or within one (1) year after the termination of such employment if such employment is terminated due to the Grantee's permanent disability). In no event, however, will the option be exercisable after the expiration of the term of the option. In addition, exercise of the option following termination of the Grantee's employment shall be subject to the following terms and conditions: (i) with respect to any and all installments of the option that had not become exercisable at the time of termination of employment, the period of extension shall not, unless otherwise provided in the Stock Option Agreement, operate to permit such installment to become exercisable within such period; and (ii) with respect to any installment of the option that had become exercisable at the time of termination of employment, the period of extension shall not operate to permit the exercise of such installment after the expiration of the period within which such installment may be exercised. For purposes of this subparagraph (A), if any corporation ceases to be a parent or subsidiary of the Company, the employment of any Grantee employed by such corporation shall be deemed to have terminated unless such Grantee becomes an employee of the Company or another parent or subsidiary of the Company simultaneously with or prior to the time such corporation ceases to be a parent or subsidiary of the Company.

       For purposes of the Plan, "permanent disability" shall mean a permanent disability as defined in Code section 22(e)(3).

           (B) DEATH. In granting any option under the Plan, the Board of Directors and Committee may provide in the Stock Option Agreement representing such option that in the event of the death of a Grantee at a time when an option is exercisable by the Grantee, the Grantee's personal representatives, heirs or legatees (the "Grantee's Successors") may exercise all or any portion of such option held by the Grantee on the date of his death upon proof satisfactory to the Company of their authority. The Grantee's Successors must exercise any such option within twelve (12) months after the date of the Grantee's death and in any event prior to the date of expiration of the option. Such exercise otherwise shall be subject to the terms and conditions of the Plan; provided, however, that with respect to any installment of the option that had not become exercisable on the date of the Grantee's death, the period of extension shall not, unless otherwise provided in the Stock Option Agreement, operate to permit such installment to become exercisable within such period.

        (h) NONASSIGNABILITY OF OPTION RIGHTS. No option shall be assignable or transferable by the Grantee except by will or by the laws of descent and distribution. During the lifetime of the Grantee, the option shall be exercisable only by the Grantee.

        (i) RIGHTS AS SHAREHOLDER. Neither the Grantee nor the Grantee's Successors shall have rights as a shareholder of the Company with respect to shares of Common Stock covered by the Grantee's option until the Grantee or the Grantee's Successors become the holder of record of such shares. Except as specified in paragraph 6 of the Plan, no adjustment will be made for dividends or other rights for which the record date is prior to the date on which shares are issued upon exercise of an option.

        (j) NO OPTIONS IN CERTAIN CASES. Except as set forth in this paragraph 5(j) of the Plan, no options shall be granted except within a period of ten
    (10) years after the effective date of the Plan. In no event shall an option be granted to any person who, at the time such option is granted, owns (as defined in Code section 422(b)(6)) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary corporation of the Company unless
    (i) the option price under such option is not less than one hundred and ten percent (110%) of the fair market value of the shares of Common Stock subject to such option on the date of grant of such option (determined as provided in paragraph 5(c) of the Plan) and (ii) the terms of the Stock Option Agreement shall make such option expire on the date that is the fifth
    (5th) anniversary after the date on which the option is granted.

        (k) MISCELLANEOUS PROVISIONS. The Stock Option Agreements authorized under the Plan may contain such other provisions, not inconsistent with the Plan or the applicable provisions of the Code, as the Committee shall deem advisable.

    6.  ADJUSTMENTS.

        (a) RECAPITALIZATION. In the event that, after the effective date of the Plan, the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, reclassification, stock split, combination of shares or dividend payable in stock, appropriate adjustments shall be made by the Committee in the number and kind of shares or other securities for which options may be granted under the Plan. In addition, the Committee, upon the occurrence of such an event, shall make appropriate adjustments in the number and kind of shares or other securities as to which outstanding options, or portions thereof then unexercised, shall be exercisable, so that each Grantee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of each option and with a corresponding adjustment in the option price per share. Any fractional shares resulting from any of the foregoing adjustments under this subparagraph (a) shall be disregarded and eliminated. Each such adjustment under this subparagraph (a) shall be made in such a manner that such adjustment will not constitute a "modification" as defined in Code section 424. All adjustments made by the Committee (unless otherwise determined by the Board of Directors) under this subparagraph (a) shall be final and conclusive.

        (b) REORGANIZATIONS; LIQUIDATION. If the Company shall be a party to any reorganization involving a merger, consolidation or acquisition of the stock or the assets of the Company, the Committee, in its discretion, may:

           (A) Declare that all options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability and that all options shall terminate thirty (30) days after the Committee gives written notice to all Grantees of their immediate right to exercise all options then outstanding and of the Committee's decision to terminate all options not exercised within such thirty-day period; or

           (B) Notify all Grantees that all options granted under the Plan shall apply with appropriate adjustments as determined by the Committee to the securities of the resulting corporation to which holders of the number of shares of Common Stock subject to such options would have been entitled.

           The adoption of a plan of dissolution or liquidation by the Board of Directors and the shareholders of the Company shall cause every option outstanding under the Plan to terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the shareholders; provided, however, that the Committee, in its discretion, may declare that all options granted under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Stock Option Agreements regarding exercisability; and provided further that in the event of the adoption of a plan of dissolution or liquidation in connection with a reorganization as described in the first sentence of this subparagraph (b), outstanding options shall be governed by and be subject to the provisions of such sentence.

        (c) RIGHTS OR WARRANTS. If any rights or warrants to subscribe for additional shares are given pro rata to holders of outstanding shares of the Common Stock, each Grantee under the Plan shall be entitled to the same rights or warrants on the same basis as holders of the outstanding shares with respect to such portion of the Grantee's option that may be exercised on or prior to the date of the expiration of such rights or warrants.

    7.  EFFECTIVE DATE AND TERMINATION OF PLAN.

        (a) EFFECTIVE DATE. The effective date of the Plan shall be March 31, 1998, the date of its adoption by the Board of Directors of the Company, provided that the shareholders of the Company (acting at a duly called meeting of the shareholders) shall approve the Plan before March 31, 1999.

        (b) TERMINATION. The Plan shall terminate ten (10) years after its effective date, but the Board of Directors may terminate the Plan at any time prior to such date. Termination of the Plan shall not alter or impair any of the rights or obligations under any option theretofore granted under the Plan unless the Grantee shall so consent.

    8. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

    9. NO OBLIGATION TO EXERCISE OPTION. The granting of an option shall impose no obligation upon the Grantee to exercise such option.

    10. AMENDMENT. The Board of Directors of the Company by majority vote may at any time and from time to time amend the Plan in such respects as it shall deem advisable in order that options granted under the Plan shall be "incentive stock options" as defined in Code section 422, or to conform to any change in the law, or for any other purpose; provided, however, that without the approval of the shareholders of the Company, no such amendment shall change:

        (a) The maximum number of shares of Common Stock as to which options may be granted under the Plan (except by operation of the adjustment provisions of the Plan); or

        (b) The date on which the Plan will terminate as provided by paragraph 7(b) of the Plan; or

        (c) The minimum option price as provided under paragraph 5(c) of the Plan, other than to change the manner of determining the fair market value of the Common Stock to conform with any provisions of the Code or Treasury Regulations thereunder applicable to incentive stock options or if such change is necessitated by a change in the manner in which the Common Stock is traded; or

        (d) The period during which options may be granted as provided in paragraph 5(j) of the Plan (provided, however, that the Board of Directors of the Company shall have the power set forth in paragraph 7(b) to terminate the Plan); or

        (e) The provisions of paragraph 3 of the Plan relating to the determination of employees to whom options may be granted.

    Any amendment to the Plan shall not, without the written consent of the Grantee, affect such Grantee's rights under any option theretofore granted to such Grantee.

    11. GOVERNING LAW. The Plan and all determinations made and actions taken pursuant thereto shall be governed by the laws of the State of Georgia and construed in accordance therewith.

                               CNB HOLDINGS, INC.
                      7855 NORTH POINT PARKWAY, SUITE 200
                           ALPHARETTA, GEORGIA 30022

                               COMMON STOCK PROXY
             FOR SPECIAL MEETING OF SHAREHOLDERS, OCTOBER 21, 1998

    This Proxy is solicited by the Board of Directors.

    WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW, AND IF NO CHOICE IS SPECIFIED, IT WILL BE VOTED FOR EACH OF THE PROPOSALS SET FORTH BELOW.

    The Board of Directors recommends a vote "FOR" the listed proposals which are more fully described in the proxy statement dated October 2, 1998, which was sent to shareholders in connection with the listed proposals (the "Proxy Statement").

    The undersigned shareholder of CNB Holdings, Inc., a Georgia corporation (the "Company"), hereby appoints H.N. Padget, Jr. and Valerie Donnell, or any of them, as Proxy, with full power of substitution, to act for and in the name of the undersigned to vote, as designated below, the shares of the undersigned at the Special Meeting of Shareholders of the Company to be held on October 21, 1998 and at any adjournment or postponement thereof:

--------------------------------------------------------------------------------

1. PROPOSAL TO APPROVE the Amended and Restated CNB Holdings, Inc. 1998 Non Qualified Stock Option Plan.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

2. PROPOSAL TO APPROVE the Amended and Restated CNB Holdings, Inc. 1998 Incentive Stock Option Plan.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

3. PROPOSAL TO RATIFY the appointment of BDO Seidman, LLP as the Company's Independent Auditors for the fiscal year ending December 31, 1998.

            / /  FOR            / /  AGAINST            / /  ABSTAIN

                              (CONTINUED ON BACK)

    IN ACCORDANCE WITH THEIR BEST JUDGMENT with respect to any other matters which may properly come before the meeting or any adjournment thereof.

    PLEASE MARK, DATE AND SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
                                                  Dated: _________________, 1998
                                                  PLEASE SIGN NAME EXACTLY AS
                                                  LISTED ON THE MAILING LABEL.

                                                  ______________________________
                                                            Signature

                                                  ______________________________
                                                  Print Name as listed on the
                                                  mailing label

                                                  ______________________________
                                                   Signature (if held jointly)

NOTE: If stock is held in the name of two or more persons, all must sign. When signing as attorney, trustee, administrator, executor or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.